UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2011

MAKEMUSIC, INC.

(Exact name of registrant as specified in its charter)

Minnesota

(State or other jurisdiction of incorporation)

0-26192	41-1716250
(Commission File Number)	(IRS Employer Identification No.)

7615 Golden Triangle Drive, Suite M

Eden Prairie, Minnesota 55344-3848

(Address of principal executive offices) (Zip Code)

(952) 937-9611

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On December 30, 2011, MakeMusic, Inc. (the “Company”) completed the acquisition of all of the outstanding stock of Garritan Corporation (“Garritan”), a privately held software musical instrument company, pursuant to a Stock Purchase Agreement, dated December 19, 2011, by and among the Company, Garritan, and the shareholders of Garritan (the “Agreement”).

The Company acquired the Garritan stock for total consideration of $1.5 million. A portion of the purchase price equal to $125,000 is subject to an 18-month holdback and is payable in shares of the Company’s common stock, with a price per share equal to the average closing price of the Company’s common stock for the 20 trading days prior to the closing date.

In connection with the closing of the acquisition of Garritan, the Company has entered into an employment agreement with Gary Garritan, who joins the Company as its Director of Instrumental Sciences.

This description of the Agreement does not purport to be complete and is qualified in its entirety by reference to such Agreement, which is incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 20, 2011.

The Company announced the closing of the transactions contemplated by the Agreement in a press release dated December 30, 2011. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated herein by reference.

The Company will file certain financial statements with respect to Garritan and pro forma financial information reflecting the acquisition of Garritan by amendment to this Current Report within 71 calendar days of January 6, 2012.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements:

The audited financial statements for Garritan are not provided in this Report and will be filed by amendment to this Report within 71 calendar days of January 6, 2012.

(b)	Pro forma financial information:

Pro forma financial information for the Company, reflecting the acquisition of Garritan, is not provided in this Report and will be filed by amendment to this Report within 71 calendar days of January 6, 2012.

(c)	Shell Company Transactions: None

(d)	Exhibits:

99.1	Press Release dated December 30, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 4, 2012

MAKEMUSIC, INC.

/s/ Karen L. VanDerBosch
Karen L. VanDerBosch Chief Operating Officer/Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

MAKEMUSIC, INC.

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
December 30, 2011	0-26192

Exhibit No.	ITEM

99.1	Press Release December 30, 2011